                                                                    Exhibit 99.1
                                                                  EXECUTION COPY



                            STOCK PURCHASE AGREEMENT

                  THIS STOCK PURCHASE AGREEMENT is made and entered into as of September 14, 2001 (this "Agreement", which term shall include any exhibits and schedules attached hereto), by and between Liberty Satellite & Technology, Inc., a Delaware corporation ("Seller") and Asvan Technology, LLC, a Colorado limited liability company ("Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, Seller owns 4,000 shares of the common stock ("Common Stock") of TSAT Technologies, Inc., a Colorado corporation (the "Company"), representing 80% of the issued and outstanding shares of Common Stock;

                  WHEREAS, Purchaser owns 1,000 shares of Common Stock, representing 20% of the issued and outstanding shares of Common Stock;

                  WHEREAS, the outstanding ownership interests in Purchaser are owned by Varalakshmi Basawapatna and other family members of Ganesh and Varalakshmi Basawapatna;

                  WHEREAS, the Parties (defined below) have entered into this Agreement in order for Seller to sell 4,000 shares of Common Stock (the "Subject Shares") to Purchaser and for Purchaser to purchase the same upon the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement and the other Transaction Agreements (defined below) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be bound, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  For purposes of this Agreement and unless otherwise stated elsewhere herein, the following terms have the following meanings:

                  "Affiliate" of a Person means any other Person directly or indirectly controlling, or directly or indirectly controlled by, or under direct or indirect common control with, such Person. For this purpose, "control" means the possession, directly or indirectly, of the power to influence the management of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks in New York are authorized or required to close.

                  "Closing" has the meaning set forth in Section 2.1 hereto.

                  "Closing Date" has the meaning set forth in Section 2.1 hereto.

                  "Common Stock" has the meaning set forth in the recitals hereto.

                  "Governmental Actions" means all authorizations, consents, approvals, waivers, exceptions, variances, franchises, permissions, permits and licenses of, and filings and declarations with, by or from Governmental Authorities.

                  "Governmental Authority" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or other entity and any court or other tribunal).

                  "Liens" means, with respect to any Subject Share, any other security or any other property or asset, any and all claims, charges, adverse interests, pledges, security interests, liens and encumbrances of any nature whatsoever, whether existing or arising pursuant to any law, judgment or agreement or otherwise.

                  "Party" means Seller and Purchaser and their respective successors and assigns.

                  "Permitted Encumbrances" means any restrictions on transfer arising under applicable federal or state securities laws.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, trust, or other entity or organization, including a Governmental Authority.

                  "Private Actions" means all authorizations, consents, approvals, waivers, exceptions, variances, franchises, permissions, permits and licenses of (a) Persons other than Governmental Authorities and (b) Governmental Authorities acting in private capacities.

                  "Restrictions" means, with respect to any Subject Share, any and all restrictions on disposition, voting trusts or other contracts, agreements, arrangements or understandings, absolute or contingent, relating to the ownership, pledge, transfer, purchase, sale or voting of such Subject Share.

                  "Subject Shares" has the meaning set forth in the recitals hereto.

                  "Terminated Agreements" means (i) the Shareholders Agreement, dated as of July 30, 1999, by and among Asvan, Seller and the Company, and (ii) the Funding Agreement, dated as of July 30, 1999, by and among Asvan, Seller and the Company.

                  "Transaction Agreements" means this Agreement, the Waiver and Release Agreement, dated as of September 14, 2001, executed by Ganesh Basawapatna, the Waiver and Release Agreement, dated as of September 14, 2001, executed by Varalakshmi Basawapatna, the Termination Agreement, dated as of September 14, 2001, by and among Purchaser, the Seller and the Company, the Termination and Release Agreement, dated as of September 14, 2001 (and exhibits thereto), by and between Ganesh Basawapatna and the Company, the Release dated as of September 14, 2001 executed by Varalakshmi Basawapatna, and the Product Purchase Agreement, dated as of September 14, 2001, by and among Seller, On Command Corporation, and the Company.

                                   ARTICLE II
                              CLOSING TRANSACTIONS

                  Section 2.1 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall occur at the offices of Baker Botts L.L.P., 599 Lexington Avenue, New York, New York 10022 on the date hereof or, if later, the date all conditions to the consummation of the transactions contemplated by this Agreement have been satisfied or waived by the applicable party (the "Closing Date"). The parties agree that the effective time of the Closing shall be 9:00 a.m., New York City time, on the Closing Date.

                  Section 2.2 PURCHASE AND SALE. At the Closing, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Subject Shares, free and clear of any Liens and Restrictions other than Permitted Encumbrances.

                  Section 2.3 DELIVERIES AT CLOSING. The following executions and deliveries shall occur at the Closing. All executions and deliveries at the Closing shall be deemed to have occurred simultaneously, and no execution or delivery shall be deemed completed until all executions and deliveries are completed.

                  (a) DELIVERIES OF SELLER. At the Closing, Seller shall deliver or cause to be delivered to Purchaser (i) certificates evidencing all of the Subject Shares, free and clear of any Liens and Restrictions other than Permitted Encumbrances, together with stock powers duly executed in blank, and
(ii) the written resignations of the individuals selected, appointed or elected by Seller to serve as directors and officers of the Company set forth on Exhibit A.

                  (b) OTHER DELIVERIES. At the Closing, the Parties will execute, acknowledge, and deliver (i) the other Transaction Agreements and (ii) such other agreements, instruments or documents as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1  REPRESENTATIONS AND WARRANTIES OF PARTIES.

                  (a) DUE INCORPORATION AND CORPORATE AUTHORITY. Each Party represents and warrants to the other Party that it is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; has full power and authority to carry on its business as currently conducted and to own, lease, use and operate its assets and properties at the places currently located and in the manner currently used and operated.

                  (b) AUTHORIZATION OF TRANSACTIONS; AGREEMENT BINDING. Each Party represents and warrants to the other Party that: (i) such Party has all requisite corporate power and authority to enter into, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and (ii) this Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance or injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) CONSENTS AND APPROVALS; NO VIOLATIONS. Each Party represents and warrants to the other Party that neither the execution and delivery of this Agreement by such Party nor the sale and purchase of the Subject Shares pursuant hereto:

                  (i) has resulted or will result (with notice, lapse of time or otherwise) in a breach or violation of the terms or conditions of, or a default or event of default under, any agreement, instrument, undertaking, order, writ, decree, injunction or judgment of, or any stipulation entered into in connection with any action or proceeding before, any court, arbitrator or administrative or regulatory authority to which such Party, such Party's properties or assets (or, in the case of the Seller, the Subject Shares) are subject, bound or affected;

                  (ii) has resulted or will result (with notice, lapse of time or otherwise) in the incurrence, creation or maturity (by acceleration or otherwise) of any debt or liability of such Party;

                  (iii) has resulted or will result (with notice, lapse of time or otherwise) in the creation, imposition or foreclosure of any Lien or Restriction of any nature whatsoever upon or in any of such Party's assets or properties (or, in the case of the Seller, any of the Subject Shares other than Permitted Encumbrances);

                  (iv) does or will violate the rights of any of such Party's creditors; or

                  (v) does or will create or result in the right to exercise any remedies or claims of creditors of such Party under any insolvency, bankruptcy or other law for the protection of creditors or the relief of debtors.

                  (d) BROKERS AND FINDERS. Such Party will not incur any liability for any financial advisory fees, brokerage fees, commissions or finders' fees in connection with any of the transactions contemplated by this Agreement by reason of any agreement, act or statement by such Party or its Affiliates.

                  Section 3.2 REPRESENTATIONS AND WARRANTIES OF SELLER. The Subject Shares are owned of record and beneficially by Seller, free and clear of Liens and Restrictions of any nature whatsoever, except for Permitted Encumbrances and except for any Liens and Restrictions arising out of the Terminated Agreements prior to the termination of such agreements.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

                  Section 4.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES. Each and every obligation of a Party to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver prior to or at the Closing of the following conditions:

                  (a) AUTHORIZATION AND DELIVERY OF AGREEMENT. This Agreement shall have been duly authorized and validly executed and delivered by the other Party at or prior to the Closing;

                  (b) PRIVATE ACTIONS. All Private Actions necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained;

                  (c) GOVERNMENTAL ACTIONS. All Governmental Actions necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained or made and all waiting periods imposed by any Governmental Authority or applicable law in respect thereof shall have expired;

                  (d) NO INJUNCTIONS OR LITIGATION. No injunction, restraining order or order of any nature of a Governmental Authority restraining or preventing the consummation of the transactions contemplated by this Agreement shall be pending or in effect;

                  (e) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the other Party contained herein shall be accurate in all material respects as if made on and as of the Closing Date, as well as on the date when made (if such date is not the Closing Date); and

                  (f) TRANSACTION AGREEMENTS. Each Transaction Agreement shall be in full force and effect and any recission period with respect thereto shall have expired.

                                    ARTICLE V
                                    COVENANTS

                  Section 5.1 SHARE TRANSFER TAXES. Seller agrees to pay any share transfer taxes which may be payable in respect of the purchase and sale of the Subject Shares contemplated by this Agreement.

                  Section 5.2 NO CONTINUING INTEREST. Seller hereby agrees that after the Closing, it will not have any right or claim with respect to the Company by virtue of its having owned shares therein and Seller hereby waives any such right or claim. Nothing contained in this Section shall be deemed to abridge the rights provided to Seller by this Agreement.

                  Section 5.3 CONTINUED ASSISTANCE; ADDITIONAL AGREEMENTS. Each Party shall cooperate to effectuate and shall execute, acknowledge and deliver such documents, instruments or assurances and take such other actions as may be reasonably required to effectuate the transactions contemplated herein. Each Party will use its commercially reasonable efforts to obtain all Private Actions necessary or desirable for the consummation of the transactions contemplated by this Agreement; provided that Seller shall use its best efforts to obtain any Private Action to the extent such Private Action is able to be performed by an Affiliate of Seller.

                  Section 5.4 NAME CHANGE. Immediately after the Closing, Purchaser shall change the name of the Company and shall stop using the name "TSAT Technologies" or any other name implying a relationship with Seller or its Affiliates.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  Section 6.1 OBLIGATION TO INDEMNIFY. (a) Purchaser agrees, pursuant to this Section 6.1, to indemnify, defend and hold harmless Seller (and its directors, officers, employees, Affiliates and permitted assigns) from and against all loss, damage, expense (including court costs and reasonable attorneys' fees), suits, actions, claims, liability or obligations (collectively "Losses"), based upon, arising out of or otherwise in respect of the conduct of the business of the Company after the Closing and/or the performance or non-performance by the Company after the Closing of any agreement or contract to which the Company is a party at the time of the Closing. In connection with its obligation to indemnify for expenses as set forth above, Purchaser shall reimburse Seller (and any other person entitled to indemnification from Purchaser hereunder), subject to Section 6.1(b), for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by Seller (or such other Persons).

                  (b) Each Party (or other Person) entitled to indemnification under this Article VI (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim or Losses as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding; it being understood and agreed that the failure to so notify the Indemnifying Party prior to the execution of a binding settlement agreement or the entry of a judgment or issuance of an award with respect to a claim, action or proceeding shall constitute actual prejudice to the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1 SURVIVAL OF PROVISIONS. The respective representations and warranties of the Parties made herein shall survive the Closing.

                  Section 7.2 FURTHER ASSURANCES. From and after the date hereof, each Party shall cooperate and take such actions as may be reasonably requested by the other Party in order to carry out the provisions and purposes of this Agreement.

                  Section 7.3 NOTICES. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be effective when actually delivered, or in the case of telex notice, when sent, answerback received, or in the case of facsimile transmission, when received and telephonically confirmed, to a Party at the address or facsimile number of such party last specified in writing to the sender. Notices and communications shall initially be sent as follows:

             Seller:
                             Liberty Satellite & Technology, Inc.
                             12300 Liberty Blvd.
                             Englewood, Colorado 80112
                             Attention: Legal Department
                             Facsimile: (720) 875-6895

             Purchaser:
                             Asvan Technology, LLC
                             5157 South Boston Street
                             Englewood, CO 80111
                             Attention: Ganesh Basawapatna

                  Section 7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, provided that this Agreement shall be governed by the laws of the State of Colorado to the extent that such laws must apply for the enforcement and interpretation of this Agreement.

                  Section 7.5 ENTIRE AGREEMENT. This Agreement and the other Transaction Agreements collectively constitute the entire agreement among the Parties with reference to the subject matter set forth herein and supersede any prior understandings, negotiations, agreements, or representations by or among the Parties, written or oral, to the extent they relate to such subject matter.

                  Section 7.6 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns; PROVIDED, HOWEVER, that, except as otherwise specifically permitted or contemplated by this Agreement, (i) neither this Agreement nor any of the rights, interests or obligations of such Party hereunder shall be assigned or delegated by such Party without the prior written consent of the other Parties, which consent may be withheld in their sole discretion and (ii) Seller may assign its rights and obligations hereunder pursuant to a merger, consolidation, or acquisition of all of the capital stock of Seller or acquisition of all or substantially all of the assets and business of Seller.

                  Section 7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of facsimile transmission.

                  Section 7.8 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence. No waiver shall be effective hereunder unless contained in a writing signed by the Party sought to be charged with such waiver.

                  Section 7.9 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of any of the provisions hereof.

                  Section 7.10 EXPENSES. Each Party shall pay its own expenses (including legal fees) incurred in the preparation, execution, and delivery of this Agreement and shall not look to the other Party for reimbursement of such costs.

                  Section 7.11 INVALIDITY OF PARTICULAR PROVISIONS. If any provision of this Agreement is invalid or unenforceable by reason of any rule of law, administrative order or judicial decision, all other provisions of this Agreement shall remain in full force and effect, and a new legal, valid and enforceable provision shall be added automatically as part of this Agreement which is as similar to the invalid or unenforceable provision as may be possible.

                  Section 7.12 CONSTRUCTION. This Agreement has been negotiated by the Parties and their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party.

                  Section 7.13 NO THIRD-PARTY BENEFICIARIES. Nothing contained in this Agreement shall be construed to give any Person other than the Parties any legal or equitable right, remedy or claim under or with respect to this Agreement.

                  Section 7.14 TERMINATION. This Agreement may be terminated by the mutual written consent of the Parties.

                  Section 7.15 ASSETS OF THE COMPANY. The Parties agree that the only assets of the Company are those set forth on Exhibit B hereto.

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

                                     LIBERTY SATELLITE & TECHNOLOGY, INC.


                                     By:_________________________________
                                     Name:
                                     Title:


                                     ASVAN TECHNOLOGY, LLC


                                     By:_________________________________
                                     Name:
                                     Title:

                  On Command Corporation, a Delaware corporation, hereby consents to the transactions contemplated by this Agreement to the extent that its consent to such transactions may be deemed to be necessary.


                                     ON COMMAND CORPORATION


                                     By:_________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A
                                  Resignations

DIRECTORS

Carl E. Vogel
Kenneth G. Carroll

OFFICERS


NAME                    OFFICE

Carl E. Vogel           President/Chief Executive Officer
Kenneth G. Carroll      Senior Vice President/Chief Financial Officer/Treasurer
Christopher Sophinos    Senior Vice President
Pamela J. Strauss       Secretary
Mark E. Burton          Vice President
Charles Y. Tanabe       Assistant Secretary
Randy Thompson          Vice President
J. David Flemming       Assistant Vice President


                                    EXHIBIT B
                              Assets of the Company

CAPITAL EQUIPMENT


                                                                  Quantity
TEST EQUIPMENT

HP 8564E Spectrum Analyzer and accessories                          1
HP 8757D Network Analyzer and accessories                           1
E4418B Power Meter and Accessories                                  1
HP 8970 Noise Figure Meter                                          1
HP 34401A DMM                                                       1
HP E3611 Power Supply                                               2
HP E3610A Power Supply                                              2
HP E3631 Power Supply                                               2
HP 8350 .01 0 40 GHz  Synthesized Sweep Generator                   1
Noise Source                                                        1
Soildworks Software Suite                                           2
Applied Wave Research Software Suite                                2
HP Vee Software                                                     1
HP Modulation domain Analyzer                                       1
Office Desk Sets and chairs                                         2 sets
Genesys - Eagleware Software                                        1
Freezer, -40 degrees Celsius                                        1
Work Benches, 6 Foot                                                3
Work Benches, 8 Foot                                                2
Lab Stools                                                          6

COMPUTERS




Laptops                                                             3
Workstation                                                         2
Server                                                              1
Desktop Printer  Inkjet                                             1




PATENT AND PATENT FILES



File Number                  Title                                                      Serial Number

34033                        FERRITE CRYSTAL RESONATOR COUPLING STRUCTURE"
(067834.0133)                (Basawapatna et al.)
34013                        ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 09/149,194
(067834.0115)                al.)
34014                        ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S./N 09/391,558
(067834.0116)                al.)(CIP of 09/149,194)
P34015                       MULTIMEDIA COMMUNICATIONS SYSTEM                           S/N 60/212,602
(067834.0117)                (Basawapatna et al.)
34016-PCT                    ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    PCT/US99/20747
(067834.0118)                al.)
34016-PCT-Can.               ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N/ 200101217-8
(067834.0121)                al.)
34016-PCT-EPC                ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 99 96 8756.9
(067834.0122)                al.)
34016-PCT-Japan              ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 569,580/2000
(067834.0123)                al.)
34016-PCT-China              ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    TBA
(067834.0124)                al.)
34016-PCT-India              ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    TBA
(067834.0125)                al.)
34016-PCT-Sing.              ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 200101217.8
(067834.0126)                al.)
34016-PCT-Indon              ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    TBA
(067834.0127)                al.)
34016-PCT-Brazil             ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    TBA
(067834.0128)                al.)
34016-PCT-Aust               ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 60322/99
(067834.0129)                al.)
34016-PCT-NZ                 ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    TBA
(067834.0130)                al.)
34016-PCT-Mex.               ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    PA/a/2001/002448
(067834.0131)                al.)
34016-PCT-S. Af.             ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N 2001/1788
(067834.0132)                al.)
34016-PCT-Mal.               ENHANCED SECURITY COMMUNICATIONS SYSTEM (Basawapatna et    S/N PI 20010952
(067834.0134)                al.)
34017                        SECURE MULTIMEDIA COMMUNICATIONS SYSTEM (Basawapatna et    S/N 09/808,861
(067834.0120)                al.)(CIP of 60/212,602 and 09/391,558)




34017-PCT                    SECURE MULTIMEDIA COMMUNICATIONS SYSTEM (Basawapatna et    S/N PCT/US01/08208
(067834.0119)                al.)

